SUPPLEMENT DATED MAY 1, 2002

TO

PROSPECTUS DATED APRIL 30, 2002

FOR

FUTURITY II VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective May 1, 2002, neither the Goldman Sachs VIT CORESM Large Cap Growth Fund nor the Goldman Sachs VIT Internet Tollkeeper Fund will be an available investment option under your Contract. All shares of Goldman Sachs VIT CORESM Large Cap Growth Fund and the Goldman Sachs VIT Internet Tollkeeper Fund have been substituted with shares of AIM V.I. Growth Fund.

All references in the Prospectus to Goldman Sachs VIT CORESM Large Cap Growth Fund and the Goldman Sachs VIT Internet Tollkeeper Fund are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.